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Scudder Variable Series I

o    International Portfolio

Supplement to Prospectus Dated May 1, 2002

The following supplements the information in "The Subadvisor" section of the prospectus:

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the Portfolio recently approved a new subadvisory agreement between the advisor and Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the advisor will seek approval from the Portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the Portfolio's advisor, under the supervision of the Portfolio's advisor.

The following replaces the information in "The Portfolio Managers" section of the Portfolio's prospectus:

The following people handle the day-to-day management of the Portfolio:

Clare Brody*                                                    Alex Tedder+
CFA, Director of Deutsche Asset Management and Co-Manager of    Director of Deutsche Asset Management and Consultant to
the Portfolio.                                                  the Portfolio.
  o Joined Deutsche Asset Management in 1993 and the              o Joined Deutsche Asset Management in 1994 and the
    Portfolio in 2002.                                              Portfolio in 2002.
  o Portfolio manager with primary focus on European markets      o Previously managed European equities and responsible
    and senior analyst covering global telecommunications and       for insurance sector with 4 years of experience at
    pulp and paper.                                                 Schroder Investment Management.
  o 10 years of investment industry experience.                   o Head of International Select Equity strategy; portfolio
                                                                    manager and analyst for Core EAFE strategy: London.
Marc Slendebroek*                                                 o MA, Freiburg University.
Vice President of Deutsche Asset Management and Co-Manager
of the Portfolio.                                               Stuart Kirk++
  o Joined Deutsche Asset Management in 1994 and                Associate Director of Deutsche Asset Management and
    the Portfolio in 1999.                                      Consultant to the Portfolio.
  o Over 13 years of investment industry experience.              o Joined Deutsche Asset Management in 1995 and the
  o MA, University of Leiden (Netherlands).                         Portfolio in 2002.
                                                                  o Analyst and fund manager in London, having since served
Joseph DeSantis**                                                   as portfolio manager and analyst for International
Managing Director of Deutsche Asset Management and                  Equity in Sydney.
Co-Manager of the Portfolio.                                      o Portfolio manager for EAFE Equity and global equity
  o Joined Deutsche Asset Management in 2000 and the                analyst for Business Services & Transport
    Portfolio in 2002.                                              sector: London.
  o Oversees all equity portfolio managers based in the           o MA, Cambridge University.
    Americas region.
  o Chief Investment Officer at Chase Trust Bank in Tokyo,
    Japan, a division of Chase Global Asset Management and
    Mutual Funds (1996-2000).
  o Head of International Equities at Chase in New York
   (1992-1996).
  o Positions as a portfolio manager at Chase (1990-1992).
    Founding partner, investment strategist at Strategic
    Research International, Inc.

* During the interim period, will become an employee of a Deutsche affiliate and serve as a Consultant to the Portfolio's advisor. Thereafter, will serve as a Co-Manager of the Portfolio.

** After the interim period, will no longer serve as a Co-Manager of the Portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the Portfolio's advisor. After the interim period, will serve as Lead Manager of the Portfolio.

++ Currently an employee of a Deutsche affiliate, serving as a Consultant to the Portfolio's advisor. After the interim period, will serve as a Co-Manager of the Portfolio.


May 30, 2002